Exhibit 10.2

Execution Copy

ADDENDUM TO FOUNDERS’ AGREEMENT

THIS ADDENDUM TO FOUNDERS’ AGREEMENT (this “Addendum”), effective as of September 1, 2017 (the “Effective Date”), is made and entered into by and between Triple-V (1999) Ltd. and A-Labs Finance and Advisory Ltd. (each a “Founder”, and collectively the “Founders”). Each of the Founders shall sometimes be referred to as a “Party” and collectively, as the “Parties”.

WHEREAS, the Founders hereto entered into a Founders’ Agreement, dated as of the Effective Date (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall bear the meaning ascribed to them in the Agreement.

2.	The Agreement shall be amended such that: (i) the Company shall be a company incorporated under the laws of Gibraltar and not the laws of England and Wales; (ii) Company’s name shall be “INX Ltd.” and not “INX Systems Ltd.”; (iii) any reference to the Gib Company Shall be amended to refer, mutatis mutandis, to the Company; and (iv) the governing law of the Agreement shall be the law of Gibraltar and not England.

3.	Unless amended hereby, all provisions of the Agreement shall remain in full force and effect.

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Confidential

Execution Copy

[Signature Page to Addendum to Founders’ Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date first written above.

/s/ Shy Datika	/s/ Doron Cohen – A-Labs Finance and Advisory Ltd.
Triple-V (1999) Ltd.	A-Labs Finance and Advisory Ltd.

Confidential